BISHOP STREET FUNDS

                                   EQUITY FUND
                             HIGH GRADE INCOME FUND
                           HAWAII MUNICIPAL BOND FUND
                                MONEY MARKET FUND

                         SUPPLEMENT DATED MARCH 1, 2005
              TO THE CLASS A SHARES PROSPECTUS DATED APRIL 29, 2004


This Supplement relates to the Class A Shares of the Bishop Street Funds and provides new and additional information beyond that contained in the Prospectus. This Supplement should be read in conjunction with the Prospectus.

Effective April 29, 2005, the Class A Shares of the Bishop Street Equity Fund and Bishop Street High Grade Income Fund will be reclassified as Institutional Class Shares. Class A Shares of those Funds will then be liquidated. This reclassification will result in reduced expenses for the former Class A Share shareholders as the Institutional Class Shares are not subject to a 12b-1 fee. Shareholders of the Bishop Street Equity and High Grade Income Funds will continue to be invested in the same Bishop Street Fund(s), respectively, whose management, fund objective and investment strategies will not change as a result of the reclassification. Finally, the reclassification of Class A Shares into Institutional Class Shares will not have any tax implications for the affected Funds or their respective shareholders.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE





BSF-SU-004-0100